UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AA MISSION ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF AA MISSION ACQUISITION CORP.

21 Waterway Avenue, STE 300 #9732

The Woodlands, TX

TO BE HELD ON JANUARY 28, 2026

Dear AA Mission Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of AA Mission Acquisition Corp., a Cayman Islands exempted company (the “Company,” “AAM,” “we,” “us” or “our”), which will be held on January 28, 2026, at 11 a.m. Eastern Standard Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Winston & Strawn LLP located at 800 Capitol St., Suite 2400, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/aamission/2026 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 3168323#

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business AAM will conduct at the Extraordinary General Meeting and provide information about AAM that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend AAM’s Second Amended and Restated Memorandum and Articles of Association, dated as of June 24, 2024 (the “Existing Charter”) by adopting an amendment to AAM’s Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12)) times from February 2, 2026 (the “Termination Date”) to February 2, 2027, with each extension comprised of one (1) month (each, an “Extension”) (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering (the “IPO”)) for a total of twelve (12) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, by at least two-thirds (2/3) of the then outstanding ordinary shares, to further amend AAM’s investment management trust agreement, dated as of July 31, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date or Extended Date, as applicable, to February 2, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $173,000, per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until February 2, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment, Trust Agreement Amendment and the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AAM additional time and flexibility to complete our search for an initial business combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AAM shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AAM liquidated on the Termination Date and (ii) allow those AAM shareholders who wish for AAM to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or February 2, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AAM to seek an extension of the Termination Date and have AAM shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment, Trust Agreement Amendment and Extension are implemented, there is no assurance that AAM will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we only have 18 months from the closing of the IPO which can be extended two times, each by an additional three months, for a total completion window of up to 24 months, to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $173,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $368,047,183.26 as of the Record Date (including interest not previously released to AAM to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the New York Stock Exchange (the “NYSE”) on the Record Date was $10.70. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.03 less per share than if the Public Shares were sold in the open market. AAM cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AAM believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AAM does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares (defined below) entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 43,974,000 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”) and 849,000 Class A Ordinary Shares (the “Private Shares” and together with the Founder Shares and Class A Ordinary Shares, the “Ordinary Shares”) underlying the private placement units sold in connection with the closing of the IPO and Overallotment (defined below), held by the Sponsor, the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares and Ordinary Shares held by the Sponsor in our initial public offering (the “Founder Shares”) pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on January 9, 2026 (the “Record Date”) as the date for determining AAM shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 34,500,000 issued and outstanding Public Shares, 8,625,000 issued and outstanding Founder Shares and 849,000 Private Shares. AAM’s warrants do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension, Trust Agreement Amendment and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, February 2, 2027. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the last Extended Date, February 2, 2027.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of AAM and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

AAM’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and units consisting of Ordinary Shares and warrants sold to the Sponsor in a private placement that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AAM — Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, AAM urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of AA Mission Acquisition Corp.

/s/ Qing Sun
Qing Sun
Chief Executive Officer
January 12, 2026

Your vote is very important.    Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON JANUARY 26, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January 28, 2026: This notice of meeting and the accompanying Proxy Statement are being made available on or about January 12, 2026, at 9 a.m. Eastern Time.

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF AA MISSION ACQUISITION CORP.

TO BE HELD ON JANUARY 28, 2026

To the Shareholders of AA Mission Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of AA Mission Acquisition Corp., a Cayman Islands exempted company (the “Company,” “AAM,” “we,” “us” or “our”), will be held on January 28, 2026, at 11 a.m. Eastern Time. The Extraordinary General Meeting will be held in person at the offices of Winston & Strawn LLP located at 800 Capitol St., Suite 2400, Houston, TX 77002, and virtually via live webcast at https://www.cstproxy.com/aamission/2026 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 3168323#

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if through fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated January 12, 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend AAM’s Second Amended and Restated Memorandum and Articles of Association, dated as of June 24, 2024 (the “Existing Charter”) by adopting an amendment to AAM’s Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12)) times from February 2, 2026 (the “Termination Date”) to February 2, 2027, with each extension comprised of one (1) month (each, an “Extension”) (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering (the “IPO”)) for a total of twelve (12) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — To resolve that AAM’s investment management trust agreement, dated as of July 31, 2024, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), be amended to allow the Company to extend the Termination Date from February 2, 2026up to twelve (12) times for an additional one (1) month each time up to February 2, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable and depositing into the trust account (the “Trust Account”), for each one-month extension, $173,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement (the “Trust Agreement Amendment Proposal”).

Proposal No. 3 — Adjournment Proposal — To approve as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and Trust Agreement Amendment.

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment, Trust Agreement Amendment and Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AAM additional time and flexibility to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AAM shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AAM liquidated on the Termination Date and (ii) allow those AAM shareholders who wish for AAM to continue its search for a Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or February 2, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AAM to seek an extension of the Termination Date and have AAM shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, Trust Agreement Amendment and Extension are implemented, there is no assurance that AAM will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we only have 18 months from the closing of the IPO which can be extended two times, each by an additional three months, for a total completion window of up to 24 months, to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one- month extension, on or prior to the date of the applicable Business Combination deadline $173,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $368,047,183.26 as of the Record Date (including interest not previously released to AAM to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the New York Stock Exchange (the “NYSE”) on the Record Date was $10.70. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.03 less per share than if the Public Shares were sold in the open market. AAM cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AAM believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AAM does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Warrants (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to Continental Stock Transfer & Trust Company (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AAM redeem all or a portion of your Public Shares for cash; and

(iii)   deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 26, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension Amendment, Trust Agreement Amendment and Extension are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 43,974,000 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Ordinary Shares held by the Sponsor (the “Founder Shares”), the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares and Ordinary Shares held by the Sponsor in our initial public offering (the “Founder Shares”)pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. All outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on January 9, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 34,500,000 issued and outstanding Public Shares, and 8,625,000 issued and outstanding Founder Shares and 849,000 Private Shares. AAM’s warrants do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, AAM urges you to read this material carefully and vote your shares.

This Proxy Statement is dated January 12, 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of AA Mission Acquisition Corp.

/s/ Qing Sun
Qing Sun
Chief Executive Officer
January 12, 2026

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect AAM’s current views with respect to, among other things, its capital resources and results of operations. Likewise, AAM’s financial statements and all of AAM’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect AAM’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. AAM does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        AAM’s ability to complete a Business Combination, including approval by the shareholders of AAM;

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Public Shares and other securities of AAM;

•        the use of funds not held in the Trust Account or available to AAM from interest income on the Trust Account balance;

•        the competitive environment in which our successor will operate following a Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect AAM’s good faith beliefs, they are not guarantees of future performance. AAM disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause AAM’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AAM’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 11, 2025, and in other reports AAM filed with the SEC, including AAM’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, filed with the SEC on May 12, 2025, June 30, 2025, filed with the SEC on August 8, 2025 and September 30, 2025, filed with the SEC on November 7, 2025. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AAM.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this Proxy Statement?

A.     AAM is a blank check company incorporated under the laws of the Cayman Islands on February 9, 2024 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AAM’s registration statement on Form S-1 (File No. 333-280511) for AAM’s IPO was declared effective by the SEC on July 31, 2024. On August 8, 2024, AAM consummated its IPO of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”) and one-half of one redeemable warrant (the “Public Warrants”), with each whole warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. On September 4, 2024, Clear Street LLC (“Clear Street”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 759,000 private placement units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $7,590,000. On September 4, 2024, Clear Street exercised the Overallotment to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000. Simultaneously with the closing of the Overallotment, the Company completed the sale of 90,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $90,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if AAM does not consummate a business combination by the Termination Date or such later date that may be approved by AAM shareholders in accordance with the Existing Charter.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Currently, the Company has until the Termination Date, or February 2, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AAM to seek an extension of the Termination Date and have AAM shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AAM will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on January 28, 2026, at 11 a.m. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast by visiting https://www.cstproxy.com/aamission/2026 and entering the voter control number included on your proxy card and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 3168323#

Q.     What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.     Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting at https://www.cstproxy.com/aamission/2026. You can virtually attend the Extraordinary General Meeting via the internet by visiting https://www.cstproxy.com/aamission/2026 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     AAM shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend AAM’s Existing Charter by adopting the Extension Amendment which reflects the extension of the Combination Period up to twelve (12)) times from the Termination Date to February 2, 2027, with each Extension comprised of one (1) month (i.e., for a period of time ending up to 30 months after the consummation of its IPO) for a total of twelve (12) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, by ordinary resolution, to amend AAM’s Trust Agreement, by and between the Company and the Trustee. The Trust Agreement Amendment proposes to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to February 2, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the Trust Account the $173,000 per one-month extension two (2) days prior to such Extension until February 2, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and Extension.

Q.     Are the proposals conditioned on one another?

A.     Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment, Trust Agreement Amendment and Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

If the Extension, Trust Agreement Amendment and Extension Amendment are implemented and one or more AAM shareholders elect to redeem their Public Shares, AAM will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for AAM’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to

$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and all of AAM’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 8,625,000 Founder Shares and 849,000 Private Shares held by them. There will be no distribution from the Trust Account with respect to AAM’s warrants, which will expire worthless in the event AAM dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.     Why is AAM proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AAM additional time and flexibility to complete our previously announced Business Combination. The Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AAM additional time to complete a Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AAM shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AAM liquidated on the Termination Date and (ii) allow those AAM shareholders who wish for AAM to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or February 2, 2026, to consummate a Business Combination. The Board has determined that it is in the best interests of AAM to seek an extension of the Termination Date and have AAM shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to consummating a Business Combination circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AAM will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by AAM shareholders, AAM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, Trust Agreement Amendment and Extension Amendment, or to otherwise provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment. If the Adjournment Proposal is not approved by AAM shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension, Trust Agreement Amendment and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, February 2, 2027. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the last Extended Date, February 2, 2027.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Q.     Why should I vote “FOR” the Extension Amendment Proposal?

A.     AAM believes its shareholders will benefit from AAM consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from February 2, 2026 up to twelve (12) times for an additional one (1) month each time up to February 2, 2027. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AAM will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we only have 18 months from the closing of the IPO which can be extended two times, each by an additional three months, for a total completion window of up to 24 months, to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $173,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, warrants will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.     Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.     AAM believes its shareholders will benefit from AAM consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to February 2, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date. Given AAM’s commitment of time, effort and financial resources to date with respect to consummating a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AAM will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we only have 18 months from the closing of the IPO which can be extended two times, each by an additional three months, for a total completion window of up to 24 months, to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $173,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, warrants will expire and be worthless.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.     Why should I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by AAM shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or implementation of the Extension, Trust Agreement Amendment and Extension Amendment.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.     How will the initial shareholders vote?

A.     The initial shareholders have advised AAM that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 21.54% of AAM’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Q.     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.     If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.     If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, AAM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of AAM waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Founder Shares and 849,000 Private Shares held by them. There will be no distribution from the Trust Account with respect to AAM’s rights, which will expire worthless in the event AAM dissolves and liquidates the Trust Account.

Q.     If the Extension Amendment Proposal is approved, what happens next?

A.     If the Extension Amendment Proposal is approved, then the amendment to AAM’s Existing Charter in substantially the form that appears in Annex A hereto will be adopted with immediate effect and AAM will proceed to file the amendment to the Existing Charter, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, February 2, 2027.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AAM held by AAM’s officers, directors, the Sponsor and its affiliates.

Even if the Extension Amendment Proposal is approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Q.     If the Trust Agreement Amendment Proposal is approved, what happens next?

A.     If the Trust Agreement Amendment Proposal is approved, then AAM will amend its Trust Agreement in substantially the form that appears in Annex B hereto and will continue its efforts to consummate a Business Combination on or before the last Extended Date, February 2, 2027.

Q.     Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.     Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        Sending a later-dated, signed proxy card addressed to AAM’s Chief Executive Officer located at AA Mission Acquisition Corp., Attn: Qing Sun, so that it is received by AAM’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

•        Attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to AAM’s Chief Executive Officer, which must be received by AAM’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.     What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.     Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. AAM believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of AAM shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, an AAM shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.     How many votes do I have?

A.     Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.     How do I vote?

A.     If you were a holder of record of Ordinary Shares on January 9, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person.    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on January 27, 2026.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/aamission/2026 and entering the voter control number included on your proxy card.

Q.     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, the Board has determined that each proposal is in the best interests of AAM and its shareholders. The Board recommends that AAM shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, if presented.

Q.     What interests do AAM’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.     AAM’s Sponsor, directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AAM — Interests of the Initial Shareholders” in this Proxy Statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A.     No. There are no appraisal rights available to AAM shareholders in connection with the Extension Amendment Proposal.

Q.     How are the funds in the Trust Account currently being held?

A.     The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.

Q.     If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.     Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.     If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.     No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.     If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.     No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.     What do I need to do now?

A.     You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I exercise my redemption rights?

A.     In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, AAM shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAM to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated July 31, 2024, filed in connection with the IPO. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AAM redeem all or a portion of your Public Shares for cash; and

(iii)   deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 26, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension, Trust Agreement Amendment and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AAM’s transfer agent is listed under the question “Who can help answer my questions?” below. AAM requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AAM’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AAM’s transfer agent will need to act to facilitate the request. It is AAM’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AAM does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AAM’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AAM shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.     What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     AAM will pay the cost of soliciting proxies for the Extraordinary General Meeting. AAM has engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. AAM will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of AAM may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

AA Mission Acquisition Corp.

21 Waterway Avenue, STE 300 #9732

The Woodlands, TX

Tel: 832-336-8887

You may also contact the proxy solicitor for AAM at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: AAM.info@investor.sodali.com

To obtain timely delivery, AAM shareholders must request the materials no later than January 21, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about AAM from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on January 26, 2026 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemption@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF AAM

This Proxy Statement is being provided to AAM shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of AAM shareholders to be held on January 28, 2026 and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about January 12, 2026 to all shareholders of record of AAM as of January 9, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11 a.m. Eastern Time on January 28, 2026, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast by visiting https://www.cstproxy.com/aamission/2026 and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, AAM shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend AAM’s Existing Charter by adopting the Extension Amendment which reflects the extension of the Combination Period up to twelve (12)) times from the Termination Date to February 2, 2027, with each Extension comprised of one (1) month (i.e., for a period of time ending up to 30 months after the consummation of its IPO) for a total of twelve (12) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

•        Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, by ordinary resolution, to amend AAM’s Trust Agreement, by and between the Company and the Trustee. The Trust Agreement Amendment proposes to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to February 2, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the Trust Account $173,000 per one-month extension two (2) days prior to such Extension for each Extension until February 2, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

•        Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and Extension.

Voting Power; Record Date

As a shareholder of AAM, you have a right to vote on certain matters affecting AAM. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on January 9, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,974,000 issued and outstanding shares, of which 34,500,000 shares were held by holders of Public Shares and 8,625,000 Founder Shares and 849,000 Private Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 26.80% of AAM’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, outstanding to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that AAM will not be able to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, February 2, 2027, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If AAM fails to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, February 2, 2027, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AAM will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares — Shareholders of Record

If you are an AAM shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting in Person.    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on January 27, 2026.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/aamission/2026 and entering the voter control number included on their proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from AAM. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: proxy@continentalstock.com

You will receive a confirmation of your registration by email after AAM receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/aamission/2026 and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. AAM encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11 a.m. Eastern Time, on January 28, 2026, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast at           . You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify AAM’s Chief Executive Officer in writing to AA Mission Acquisition Corp., 21 Waterway Avenue, STE 300 #9732, The Woodlands, TX Attn: Qing Sun before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali & Co., AAM’s proxy solicitor, toll-free at (800) 662-5200 or via email at AAM.info@investor.sodali.com.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AAM to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated July 31, 2024, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension, Trust Agreement Amendment and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AAM redeem all or a portion of your Public Shares for cash; and

(iii)   deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 26, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension, Trust Agreement Amendment and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AAM’s transfer agent is listed under the question “Who can help answer my questions?” below. AAM requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AAM’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AAM’s transfer agent will need to act to facilitate the request. It is AAM’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AAM does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AAM’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AAM shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $368,047,183.26 as of the Record Date. Prior to their exercising redemption rights, AAM shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of AAM, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension, Trust Agreement Amendment and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of AAM’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to AAM shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

AAM is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. AAM has engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. AAM and its directors, officers and employees may also solicit proxies on the internet. AAM will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AAM will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. AAM will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to AAM shareholders. Directors, officers and employees of AAM who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. AAM’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

•        If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding AAM Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and AAM’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.003 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $92,287,500 based upon the closing price of $10.70 per share on the NYSE on the Record Date.

•        Simultaneously with the closing of the IPO, the Company completed the sale of 759,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $7,590,000. On September 4, 2024, Clear Street exercised the Overallotment to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000. Simultaneously with the closing of the Overallotment, the Company completed the sale of 90,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $90,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if AAM does not consummate a business combination by the Termination Date or such later date that may be approved by AAM shareholders in accordance with the Existing Charter.

•        The Sponsor and AAM’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $1.02 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor and AAM’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

•        Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.05 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with AAM but were not offered due to an AAM director’s duties to another entity. AAM does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and AAM consummates an initial Business Combination, the officers and directors of AAM may have additional interests as described in the Proxy Statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

AAM is a blank check company incorporated under the laws of the Cayman Islands on February 9, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AAM has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On August 8, 2024, AAM consummated its IPO of 30,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one-half of one redeemable warrant (the “Public Warrants”), with each whole warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. On September 4, 2024, Clear Street LLC (“Clear Street”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 759,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $7,590,000. On September 4, 2024, Clear Street exercised the Overallotment to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000. Simultaneously with the closing of the Overallotment, the Company completed the sale of 90,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $90,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if AAM does not consummate a business combination by the Termination Date or such later date that may be approved by AAM shareholders in accordance with the Existing Charter.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

AAM is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from February 2, 2026 up to twelve (12) times for an additional one (1) months each time up to February 2, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed third amendment to the Amended and Restated Memorandum and Articles of Association of AAM is attached to this Proxy Statement as part of Annex A.

Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that AAM has until the Termination Date to complete an initial Business Combination. AAM and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless AAM provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of AAM to seek an extension of the Termination Date and have AAM shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AAM will be able to consummate a Business Combination by the last Extended Date, February 2, 2027, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we only have 18 months from the closing of the IPO which can be extended two times, each by an additional three months, for a total completion window of up to 24 months, to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $173,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

The Extension Amendment Proposal is essential to allowing AAM additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Founder Shares and 849,000 Private Shares held by them. There will be no distribution from the Trust Account with respect to AAM’s warrants, which will expire worthless in the event AAM dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the amendment to AAM’s Existing Charter, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and AAM will proceed to file the amendment to the Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Company’s amendment to the Existing Charter gives the Company the right to extend the Combination Period from February 2, 2026 up to twelve (12) times for an additional one (1) month each time up to February 2, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its IPO). AAM will then continue to attempt to consummate a Business Combination until the last Extended Date, February 2, 2027. AAM will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, February 2, 2027. If AAM enters into a definitive agreement with a target to consummate a Business Combination, the vote by AAM shareholders to approve such Business Combination will occur at a separate meeting of AAM shareholders, to be held at a later date, and the solicitation of proxies from AAM shareholders in connection with such separate meeting, and the related right of AAM shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting — Redemption Rights” for more information on how to exercise your redemption rights.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; or

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2024, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 21.54% of AAM’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, the Company will need 19,842,001 Public Shares, or 57.51% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Full Text of Resolution

RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 53.7 in its entirety and the insertion of the following language in its place:

53.7   In the event that the Company does not consummate a Business Combination by 30 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles, the Company shall:

(a)  cease all operations except for the purpose of winding up;

(b)  as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)  as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Recommendation of the Board

THE BOARD RECOMMENDS THAT AAM SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AAM — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

AAM is a blank check company incorporated under the laws of the Cayman Islands on February 9, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AAM has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On August 8, 2024, AAM consummated its IPO of 30,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one warrant (the “Public Warrants”), with each whole warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. On September 4, 2024, Clear Street LLC (“Clear Street”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 759,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $7,590,000. On September 4, 2024, Clear Street exercised the Overallotment to purchase an additional 4,500,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $45,000,000. Simultaneously with the closing of the Overallotment, the Company completed the sale of 90,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $90,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if AAM does not consummate a business combination by the Termination Date or such later date that may be approved by AAM shareholders in accordance with the Existing Charter.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

AAM is proposing to amend its Trust Agreement to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date or the Extended Date, as applicable, to February 2, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable, and by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.

Reasons for the Trust Agreement Amendment Proposal

The Trust Agreement currently provides that AAM has until the Termination Date to complete an initial Business Combination. The Board has determined that it is in the best interests of AAM to seek an extension of the Termination Date and have AAM shareholders approve the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AAM’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Trust Agreement Amendment is implemented, there is no assurance that AAM will be able to consummate a Business Combination by the last Extended Date, February 2, 2027 given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we only have 18 months from the closing of the IPO which can be extended two times, each by an additional three months, for a total completion window of up to 24 months, to complete our initial business combination. If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $173,000 per one-month extension two (2) days after giving effect to the Redemption. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Trust Agreement Amendment Proposal is essential to allowing AAM additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Trust Agreement Amendment Proposal is a condition to the implementation of the Trust Agreement Amendment. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Trust Agreement and may liquidate on the Termination Date.

If the Trust Agreement Amendment Proposal is Not Approved

The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the other conditions to implementing the Trust Agreement Amendment are satisfied or waived. If the Trust Agreement Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AAM shareholders, AAM (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Founder Shares and 849,000 Private Shares held by them. There will be no distribution from the Trust Account with respect to AAM’s warrants, which will expire worthless in the event AAM dissolves and liquidates the Trust Account.

If the Trust Agreement Amendment Proposal is Approved

If the Trust Agreement Amendment Proposal is approved, the Company will then continue to attempt to consummate a business combination until the applicable Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Termination Date as described below and does not wish to seek an additional extension.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, February 2, 2027. If AAM enters into a definitive agreement with a target to consummate a Business Combination, the vote by AAM shareholders to approve such Business Combination will occur at a separate meeting of AAM shareholders, to be held at a later date, and the solicitation of proxies from AAM shareholders in connection with such separate meeting, and the related right of AAM shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Trust Agreement Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Trust Agreement Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Vote Required for Approval

Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the then outstanding Ordinary Shares. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.

On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 21.54% of AAM’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 19,842,001 Public Shares, or 57.51% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the Extension Amendment Proposal. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, AAM may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved that the AAM’s investment management trust agreement, dated as of July 31, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from February 2, 2026 up to twelve (12) times for an additional one (1) month each time up to February 2, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), for each one-month extension, $173,000 per one-month extension (the “Extension Payment”) until February 2, 2027 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT AAM SHAREHOLDERS VOTE “FOR”
THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AAM — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment. The Adjournment Proposal will only be presented to AAM shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AAM shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, AAM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares and 849,000 Private Shares held by the Sponsor and the officers and directors of AAM, representing approximately 21.54% of AAM’s issued and outstanding Ordinary Shares. Accordingly, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,513,001 Public Shares, or 36.27% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT AAM SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AAM — Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 11, 2025, and in other reports AAM filed with the SEC, including AAM’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, filed with the SEC on May 12, 2025, June 30, 2025, filed with the SEC on August 8, 2025 and September 30, 2025, filed with the SEC on November 7, 2025, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment, the Trust Agreement Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment, the Trust Agreement Amendment Proposal and Extension involves a number of risks. Even if the Extension Amendment, the Trust Agreement Amendment Proposal and Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, February 2, 2027. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension, Trust Agreement Amendment and Extension Amendment are satisfied or waived, the Company expects to continue to work to consummate its initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently adopted new rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted new rules (the “SPAC Rules”), relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”), such as the Company, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”). Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Rules, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which the Company could complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete a Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination and our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine, in our discretion, to liquidate the securities held in the Trust Account prior to the 18-month anniversary if we have not entered into an agreement with a target company for a Business Combination prior to that time, or may determine in our discretion to otherwise due so prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine we may abandon our efforts to consummate a Business Combination and instead liquidate the Company. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

We may not be able to complete our initial Business Combination of a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we currently only have a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.05 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Ordinary Shares, and warrants are currently listed on the NYSE, a national securities exchange. We cannot assure you that our securities will continue to be listed on the NYSE in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Extension Proposal and the implementation of the Extension, our securities may no longer meet the NYSE’s continued listing requirements and the NYSE may delist our securities from trading on its exchange.

We expect that if our Ordinary Shares fail to meet the NYSE’s continued listing requirements, our units and warrants will also fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Ordinary Shares, units, or warrants will be able to meet any of the NYSE’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the charter amendment proposal and the implementation of the Extension. If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, our shareholders and we could face significant material adverse consequences, including:

•        limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Ordinary Shares are a “penny stock” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Ordinary Shares, and warrants are currently listed on the NYSE, our units, Ordinary Shares, and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of AAM’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of AAM’s Ordinary Shares, by:

•        each person known by AAM to be the beneficial owner of more than 5% of AAM’s outstanding Ordinary Shares;

•        each of AAM’s executive officers and directors that beneficially owns Ordinary Shares; and

•        all AAM’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 35,349,000 outstanding shares (including 34,500,000 Public Shares and 849,000 Private Shares) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the warrants which underly the Private Placement Units held or to be held by the Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, AAM believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary Shares
AA Mission Acquisition Sponsor Holdco LLC (our sponsor)(3)	9,474,000	(2)	21.54%
Qing Sun(3)	9,474,000	(2)	21.54%
Shibin Fang	—		—
Zhongxuan Li	—		—
Daoyong Xing	—		—
Zhenxing Wang	—		—
Wenzhong Zhao	—		—
All executive officers, directors and director as a group (6 individuals)	9,474,000	(2)	21.54%
HGC Investment Management Inc(4)	2,425,000		6.86%
First Trust Merger Arbitrage Fund(5)	2,700,502		7.64%
Karpus Investment Management(6)	5,656,858		16.00%
Barclays PLC(7)	2,543,150		7.19%
Wolverine Asset Management(8)	2,280,398		6.45%
W. R. Berkley Corporation/Berkley Insurance Company(9)	3,230,319		9.14%
Aristeia Capital, L.L.C.(10)	1,818,429		5.14%
Westchester Capital Management, LLC(11)	2,696,389		7.63%

____________

(1)      Unless otherwise noted, the business address of each of the following is 21 Waterway Avenue, STE 300 #9732, The Woodlands, TX 77380.

(2)      Interests shown consist of 849,000 Class A ordinary shares and of 8,625,000 founder shares classified as Class B ordinary shares. Class B ordinary shares will (unless otherwise provided in our initial business combination agreement) automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, and may be converted at any time prior to our initial business combination, at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)      AA Mission Acquisition Sponsor Holdco LLC, our sponsor, is the record holder of the shares reported herein. Qing Sun, our Chief Executive Officer and Chairman, is the managing member of the sponsor and has voting and investment discretion with respect to the securities held of record by our Sponsor and may be deemed to have or beneficial ownership of the securities held directly by our sponsor. All of our officers and directors are members of our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed on February 14, 2025, interests shown are held by HGC Investment Management Inc. The principal business address of such person is 1027 Yonge St Suite 301 Toronto, ON M4W 2K9.

(5)      According to a Schedule 13G filed on August 14, 2025, interests shown are held by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”). The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(6)      According to a Schedule 13G filed on December 6, 2024, interests shown are held by Karpus Management, Inc., d/b/a Karpus Investment Management. The principal business address of such person is 183 Sully’s Trail, Pittsford, New York 14534.

(7)      According to a Schedule 13G filed on March 21, 2025, interests shown are held by Barclays PLC. The principal business address of such person is 1 Churchill Place, London — E14 5HP.

(8)      According to a Schedule 13G filed on July 11, 2025, interests shown are held by WOLVERINE ASSET MANAGEMENT LLC, Wolverine Holdings, L.P. Wolverine Trading Partners, Inc. Christopher L. Gust Robert R. Bellick. The principal business address of such person is 175 West Jackson Boulevard, Suite 340 Chicago, IL 60604.

(9)      According to a Schedule 13G filed on August 8, 2025, interests shown are held by W. R. Berkley Corporation/Berkley Insurance Company. The principal business address of such person is 475 Steamboat Road Greenwich, CT 06830.

(10)    According to a Schedule 13G filed on August 14, 2025, interests shown are held by Aristeia Capital, L.L.C. The principal business address of such person is One Greenwhich Plaza, Suite 300, Greenwhich, CT 06830.

(11)    According to a Schedule 13G filed on November 14, 2025, interests shown are held by Westchester Capital Management, LLC (“Westchester”), a Delaware limited liability company, Westchester Capital Partners, LLC (“WCP”), a Delaware limited liability company, Virtus Investment Advisers, LLC (“Virtus”), a Delaware limited liability company, and The Merger Fund (“MF”), a Massachusetts business trust. The principal business address of Westchester Capital Management, LLC is 100 Summit Lake Drive, Valhalla, NY 10595; Westchester Capital Partners, LLC is 100 Summit Lake Drive, Valhalla, NY 10595; Virtus Investment Advisers, LLC is One Financial Plaza, Hartford, CT 06103; and The Merger Fund is 101 Munson Street, Greenfield, MA 01301-9683.

HOUSEHOLDING INFORMATION

Unless AAM has received contrary instructions, AAM may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if AAM believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AAM’s expenses. However, if shareholders prefer to receive multiple sets of AAM’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AAM’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact AAM at the following address:

AA Mission Acquisition Corp.
21 Waterway Avenue, STE 300 #9732
The Woodlands, TX
832-336-8887

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

AAM files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. AAM’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of AAM’s filings with the SEC (excluding exhibits) at no cost by contacting AAM at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or AAM’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact AAM at the following address:

AA Mission Acquisition Corp.
21 Waterway Avenue, STE 300 #9732
The Woodlands, TX
832-336-8887

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from AAM’s proxy solicitation agent at the following address, telephone number and e-mail address:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: AAM.info@investor.sodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an AAM shareholder and would like to request documents, please do so by January 21, 2026, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from AAM, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO THE
THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
AA MISSION ACQUISITION CORP.

RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 53.7 in its entirety and the insertion of the following language in its place:

53.7    In the event that the Company does not consummate a Business Combination by 30 months from the consummation of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles, the Company shall:

(a)  cease all operations except for the purpose of winding up;

(b)  as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)  as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Annex A-1

ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [•], 2026, to the Original Trust Agreement (as defined below) is made by and between AA Mission Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Original Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 31, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on January 28, 2026, (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend AAM’s Second Amended and Restated Memorandum and Articles of Association, dated as of June 24, 2024 to extend the date by which the Company must consummate a business combination up to twelve (12) times from February 2, 2026 to February 2, 2027 (the “Termination Date”), with each extension comprised of one (1) month (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred); and (ii) a proposal to amend the Trust Agreement, to permit the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to February 2, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $173,000 per one-month extension two (2) days prior to such Extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and, in the case of Exhibit B, up to $100,000 of interest to pay liquidation and dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 30 months after the closing of the Offering and (2) such date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay liquidation and dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;

2. The Original Trust Agreement is hereby amended by adding Exhibit E, in the form as follows:

Annex B-1

EXHIBIT E
[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: [•]
Re: Trust Account No. [ ] Extension Letter

Dear [•]:

Pursuant to the Investment Management Trust Agreement between AA Mission Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of July 31, 2024 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $173,000 per one-month extension two (2) days prior to such Extension which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third/fourth/fifth/sixth/seventh/eighth/ninth/tenth/eleventh/twelfth] of up to 12 Extension Letters.

Very truly yours,
AA Mission Acquisition Corp.
By:
Name:
Title:

cc: Clear Street LLC. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:
AA MISSION ACQUISITION CORP.
By:
Name:
Tile:

Annex B-3

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
AA MISSION ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Qing Sun, the Company’s Chief Executive Officer or ______________________ (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of AA Mission Acquisition Corp. to be held on January 28, 2026, at 11 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/aamission/2026 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

AA MISSION ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example
	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal — It is resolved as a special resolution, that the amendment to AAM’s Second Amended and Restated Memorandum and Articles of Association, , as adopted by special resolution passed on June 24, 2024 (the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement, which reflects: the extension of the date by which the Company must consummate a business combination up to twelve (12)) times from February 2, 2026 (the “Termination Date”) to February 2, 2027, each by an additional one (1) month (each, an “Extension”) for a total of up to twelve (12) months after the Termination Date (i.e., a total of up to thirty (30) months after the consummation of its initial public offering), assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date” (the “Extension Amendment”).

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal — It is resolved that the AAM’s investment management trust agreement, dated as of July 31, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from February 2, 2026 up to twelve (12) times for an additional one (1) month each time up to February 2, 2027 (i.e., for a period of time ending up to 30 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, for each one-month extension, $173,000 per one-month extension two (2) days after giving effect to the Redemption (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement;.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal — It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.

	☐	☐	☐
Date __________________
Signature _____________________
Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~